UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 2, 2021

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

Nevada                                                    001-11255                                          88-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane , Ste. 100

Reno , NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock , $0.25 par value	UHAL	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule   12b-2   of the Securities Exchange Act of 1934 (§240.12b-2   of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section   13(a) of the Exchange Act.     ☐

Item 1.01Entry into a Material Definitive Agreement.

On December 2, 2021, AMERCO, a Nevada corporation (the “Company”), entered into a Note Purchase Agreement with the purchasers named therein (the “Purchase Agreement”) in connection with the private placement of the Company’s senior unsecured notes (the “Notes”). Under the Purchase Agreement, the Company sold an aggregate of $600 million of its Notes, consisting of (a) $100 million aggregate principal amount of its 2.55% Senior Notes, Series A due January 27, 2030, (b) $100 million aggregate principal amount of its 2.60% Senior Notes, Series B due January 27, 2031, (c) $100 million aggregate principal amount of its 2.68% Senior Notes, Series C due January 27, 2032, (d) $150 million aggregate principal amount of its 2.73% Senior Notes, Series D due January 27, 2033, and (e) $150 million aggregate principal amount of its 2.88% Senior Notes, Series E due January 27, 2035. The issue price for the Notes was 100% of the aggregate principal amount thereof.

The funding is expected to occur on January 27, 2022.

Item 7.01Regulation FD Disclosure.

On December 7, 2021, the Company issued a press release announcing the above-described private placement of the Company’s Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Title
10.1 10.2 10.3 10.4 10.5 10.6 99.1

Note Purchase Agreement, dated December 2, 2021, among AMERCO and the purchasers named therein.

Form of AMERCO 2.55% Senior Note, Series A due January 27, 2030 (included as a part of Exhibit 10.1)

Form of AMERCO 2.60% Senior Note, Series B due January 27, 2031 (included as a part of Exhibit 10.1)

Form of AMERCO 2.68% Senior Note, Series C due January 27, 2032 (included as a   part of Exhibit 10.1)

Form of AMERCO 2.73% Senior Note, Series D due January 27, 2033 (included as a part of Exhibit 10.1)

Form of AMERCO 2.88% Senior Note, Series E due January 27, 2035 (included as a part of Exhibit 10.1)

Press release dated December 7, 2021 issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2021

AMERCO

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer